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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report(Date of earliest event reported) December 23, 2005
CONSULIER ENGINEERING, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-17756 (Commission File Number)	59-2556878 (IRS Employer Identification No.)

2391 Old Dixie Highway, Riviera Beach, Florida (Address of principal executive offices)	33404-5456 (Zip Code)
Registrant’s telephone number, including area code (561) 842-2492
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.
On December 23, 2005, Consulier Engineering, Inc. issued a press release announcing that it would be holding an informational annual meeting for Consulier stockholders at 9:00 a.m. Eastern Standard Time on December 30, 2005, at the offices of Consulier’s legal counsel, Simon & Simon Chartered Attorneys, 8295 North Military Trail, Suite C, Palm Beach Gardens, Florida 33410. A copy of the press release is attached hereto as Exhibit 99.1; a copy of the notice that Consulier sent to stockholders in connection with this meeting is attached as Exhibit 99.2.
No actions will be voted on at this meeting, and Consulier is not asking stockholders for proxies in connection with this meeting. Consulier is holding this meeting at the request of the NASDAQ Stock Market, Inc.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated December 23, 2005.

	99.2	Notice to stockholders dated December 23, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSULIER ENGINEERING, INC. (Registrant)
Date: December 23, 2005	By:	/s/ Alan R. Simon
Alan R. Simon, Secretary